As filed with the Securities and Exchange Commission on October 31, 2001

                                                              File No. 333-68111
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 3


                        PROFESSIONALLY MANAGED PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)


                                 (626) 852-1033
              (Registrant's Telephone Number, Including Area Code)


                         2020 E. Financial Way, Ste 100
                               Glendora, CA 91741
                    (Address of Principal Executive Offices)


                                Robert M. Slotky
                        Professionally Managed Portfolios
                         2020 E. Financial Way, Ste 100
                               Glendora, CA 91741
                     (Name and Address of Agent for Service)

                                    Copy to:

                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                         345 California Street, 29th Fl.
                             San Francisco, CA 94104


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest, without par value, has previously been registered pursuant to Rule 24f2 under the Investment Company Act of 1940, as amended.

================================================================================

                              CROSS REFERENCE SHEET

Form N-14 Part A, Item        Location in Prospectus/Proxy Statement
----------------------        --------------------------------------

          1                   Front Cover; Cross Reference

          2                   Table of Contents

          3                   I.  Introduction  - "Comparison  of Expenses;" II.
                              The  Proposal  -  "Description   of  the  Proposed
                              Reorganization; Comparison of the Funds"

          4                   I. Introduction - "Summary of the Proposal;  " II.
                              The  Proposal  -  "Description   of  the  Proposed
                              Reorganization; " "Comparison of the Funds"

         5, 6                 I.  Introduction  -  "General;"  IThe  Proposal  -
                              "Description  of  the  Proposed   Reorganization;"
                              "Comparison of the Funds"

          7 I. Introduction - "Shares and Voting;" II. The Proposal - "Vote Required"

          8                   Not Applicable

          9                   Not Applicable

Form N-14 Part B, Item        Location in Statement of Additional Information
----------------------        -----------------------------------------------

          10                  Cover Page

          11                  Table of Contents

          12 Incorporation of Documents by Reference to the Statement of Additional Information of the Hodges Fund, dated July 30, 2001

          13                  Not Applicable

          14 Incorporation of Documents by Reference to the Statement of Additional Information of the Hodges Fund, dated July 30, 2001 and to the Statement of Additional Information of the Trent Equity Fund, dated December 29, 2000

Form N-14 Part C
----------------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of Form N-14.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

From Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A, as filed with the Commission on July 12, 2001 (SEC File No.8115037):

          Prospectus of the Hodges Fund, dated July 30, 2001.

          Statement of Additional Information of the Hodges Fund, dated July 30, 2001.

From Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N- 1A, as filed with the Commission on December 15, 2000 (SEC File No.8115037):

          Prospectus of the Trent Equity Fund, dated December 29, 2000.

          Statement of Additional Information of the Trent Equity Fund, dated December 29, 2000.

As previously sent to shareholders of the Hodges Fund and the shareholders of the Trent Equity Fund and filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended:

          Annual Report for the Hodges Fund for the fiscal year ended March 31, 2001.

          Annual Report for the Trent Equity Fund for the fiscal year ended August 31, 2000.

          Semi-annual Report for the Trent Equity Fund for the six-month period ended February 28, 2001.

                    -----------------------------------------

                                     PART A

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            FOR THE REORGANIZATION OF

                                TRENT EQUITY FUND

                                      INTO

                                   HODGES FUND
                    -----------------------------------------

                                TRENT EQUITY FUND
                                   a series of
                       PROFESSIONALLY MANAGED PORTFOLIOS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                TRENT EQUITY FUND


                           TO BE HELD DECEMBER 5, 2001


To the Shareholders of the Trent Equity Fund:


     Your Fund will host a special meeting of shareholders at the offices of Trent Equity Fund, 3150 North Elm St., Suite 204, Greensboro, NC 27408, on December 5, 2001, at 4:00 p.m., local time. At the meeting, we will ask you to vote on:


     1. A proposal to reorganize the Fund into the Hodges Fund, another fund within Professionally Managed Portfolios.

     2.   Any other business that properly comes before the meeting.


     Only shareholders of record at the close of business on October 15, 2001 (the "Record Date"), will be entitled to receive this notice and to vote at the meeting.


                       By Order of the Board of Trustees

                       /s/ Robin Berger
                       Secretary


                  YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY
                      SHARES YOU OWNED ON THE RECORD DATE.

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

                                TRENT EQUITY FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                           3150 N. Elm St., Suite 204,
                              Greensboro, NC 27408
                                 (800) 576-8229

                     COMBINED PROXY STATEMENT AND PROSPECTUS


                            Dated: ____________, 2001


WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?


     The Board of Trustees approved a plan to reorganize the Trent Equity Fund (the "Trent Fund") into the Hodges Fund, another series of Professionally Managed Portfolios (the "Trust"). This transaction is referred to as the
"Reorganization." Shareholder approval is needed to proceed with the Reorganization. The shareholder meeting will be held on December 5, 2001 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Shareholder Meeting.


     This document includes a Notice of Special Meeting of Shareholders, a Combined Proxy Statement and Prospectus and a form of Proxy.

     As a technical matter, the Reorganization will have three steps:

     1. the transfer of the assets and liabilities of the Trent Fund to the Hodges Fund in exchange for shares of the Hodges Fund (the "Hodges Fund Shares") of equivalent value to the net assets transferred,

     2. the pro rata distribution of those Hodges Fund Shares to shareholders of record of the Trent Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the Trent Fund, and

     3.   the immediate liquidation and termination of the Trent Fund.

     As a result of the Reorganization, each shareholder of the Trent Fund would instead hold Hodges Fund Shares having the same total value as the shares of the Trent Fund held immediately before the Reorganization.

     Each Fund's investment objective is to seek capital appreciation.

     This  Combined  Proxy   Statement  and  Prospectus  sets  forth  the  basic
information that you should know before voting on the proposal. You should read it and keep it for future reference.

WHAT OTHER IMPORTANT DOCUMENTS SHOULD I KNOW ABOUT?

     The Trent Fund and the Hodges Fund (together, the "Funds") are series of Professionally Managed Portfolios, an open-end management investment company. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

     4. Prospectus for the Trent Fund, dated December 29, 2000 and for the Hodges Fund dated July 30, 2001.

     5. Statement of Additional Information relating to the Trent Fund dated December 29, 2000 and to the Hodges Fund, dated July 30, 2001

     6. Statement of Additional Information relating to this Combined Proxy Statement and Prospectus

     Those documents are available without charge by writing to the Funds' Administrator at 2020 East Financial Way, Suite 100, Glendora, CA 91741 or by calling (800) 576-8229.

     The Annual Report to Shareholders of the Trent Fund for the fiscal year ended August 31, 2000, containing audited financial statements of the Trent Fund has been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling at the address and telephone number listed above.

     The Annual Report to Shareholders of the Hodges Fund for the fiscal year ended March 31, 2001, containing audited financial statements of the Hodges Fund, has been mailed to the shareholders of the Hodges Fund, is on file with the SEC, and is deemed to be legally part of this document. This document is available without charge by writing or calling at the address and telephone number listed above.


     It is expected that this Combined Proxy Statement and Prospectus will be mailed to shareholders on or about October 31, 2001 .


LIKE ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

                                TABLE OF CONTENTS

I.   INTRODUCTION .........................................................
     A.   GENERAL .........................................................
     B.   SUMMARY OF THE PROPOSAL .........................................
     C.   RISK FACTORS ....................................................
     D.   COMPARISON OF EXPENSES ..........................................
     E.   SHARES AND VOTING ...............................................

II.  THE PROPOSAL .........................................................
     A.   DESCRIPTION OF THE PROPOSED REORGANIZATION ......................
          1.   The Reorganization .........................................
          2.   Effect of the Reorganization ...............................
          3.   Federal Income Tax Consequences ............................
          4.   Description of the Hodges Fund Shares ......................
          5.   Capitalization .............................................
     B.   COMPARISON OF THE FUNDS .........................................
          1.   Investment Objectives and Policies .........................
          2.   Investment Restrictions ....................................
          3.   Comparative Performance Information ........................
          4.   Advisory Fees and Other Expenses ...........................
          5.   Portfolio Managers .........................................
          6.   Distribution and Shareholder Services ......................
          7.   Purchase Procedures ........................................
          8.   Redemption and Exchange Procedures .........................
          9.   Income Dividends, Capital Gains Distributions and Taxes ....
          10.  Portfolio Transactions and Brokerage Commissions ...........
          11.  Shareholders' Rights .......................................
     C.   RISK FACTORS ....................................................
     D.   RECOMMENDATION OF THE BOARD OF TRUSTEES .........................
     E.   DISSENTERS' RIGHTS OF APPRAISAL .................................
     F.   FURTHER INFORMATION ABOUT THE FUNDS .............................
     G.   VOTE REQUIRED ...................................................
     H.   FINANCIAL HIGHLIGHTS ............................................

III. MISCELLANEOUS ISSUES .................................................
     A.   OTHER BUSINESS ..................................................
     B.   NEXT MEETING OF SHAREHOLDERS ....................................
     C.   LEGAL MATTERS ...................................................
     D.   EXPERTS .........................................................

                                 I. INTRODUCTION

A.   GENERAL

     The Board of Trustees called this shareholder meeting to allow shareholders to consider and vote on the proposed Reorganization of the Trent Fund. The Board of Trustees, including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended (the "Investment Company Act"), voted on June 20, 2001, to approve the Reorganization subject to the approval of the Trent Fund's shareholders.

     Trent Capital Management, Inc. ("Trent Capital") serves as the investment adviser to the Trent Fund. Notwithstanding the efforts of Trent Capital to market the Trent Fund, total assets of the Fund as of August 10, 2001 are approximately $2,527,754. Trent Capital determined that it is unlikely that the Fund will grow to a size sufficient to make it economically viable and that continued waiver of advisory fees and subsidization of Fund operating expenses is no longer consistent with its business interests, which it believes would be better served by focusing its activities exclusively on management of its individual and institutional investment advisory accounts. Trent Capital recommends that you approve the Reorganization because it can provide you with a continued mutual fund investment in a fund with the same investment objective and similar policies in a manner that should not result in the realization of a taxable gain or loss to you on your current Trent Fund investment.

     If the proposed Reorganization is approved and completed, the Trent Fund will become part of another fund with the same investment objective and similar policies as well as larger assets, which may permit it to operate more efficiently.

     Trent Fund sells its shares directly to the public at net asset value, without any sales load. The Trent Fund pays a distribution and service fee at the annual rate of 0.25% of its average daily net assets. Likewise, the Hodges Fund sells its shares directly to the public at net asset value, and also pays a distribution and service fee at the annual rate of 0.25% of its average daily net assets. If the Reorganization is completed, all remaining shareholders of the Trent Fund will receive respective shares of the Hodges Fund.

B.   SUMMARY OF THE PROPOSAL

     At the Shareholder Meeting, the shareholders of the Trent Fund will be asked to approve the proposed Reorganization of the Trent Fund into the Hodges Fund. The Reorganization will include the transfer of substantially all of the assets and liabilities of the Trent Fund to the Hodges Fund. The Trent Fund will then be terminated and liquidated.

     The investment objective of each Fund is capital appreciation.

     The Trent Fund invests primarily in common stocks of medium and large capitalization domestic companies. Under normal market conditions, Trent Capital has sought to limit the holdings in the Trent Fund's portfolio to fewer than 45 holdings in the belief that having a small number of positions would lead to the potential for above- average capital appreciation.

     The Hodges Fund invests primarily in common stock of domestic companies of any size market capitalization:

     *    with rapidly growing earnings per share,

     * with slower earnings growth which appear to have a predictable track record, or

     * with shares that are out of favor, but appear to have good prospects for a turn around.

     Under normal market conditions, at least 55% of the value of the Hodges Fund's total assets will be invested in common stocks selected for their growth potential. Although the Hodges Fund will be managed with consideration given to tax efficiency, the Hodges Fund's portfolio turnover rate has and could exceed 100%.

     The purchase and redemption procedures of the Hodges Fund will be substantially similar to those of the Trent Fund. However, upon the completion of the Reorganization, the Hodges Funds' current transfer agent, American Data Services, will provide transfer agency services to the former shareholders of the Trent Fund. Accordingly, the address and telephone number to which purchase and redemption requests would be directed will be different.

     Trent Capital and the Board of Trustees believe that the proposed Reorganization is in the best interests of the Trent Fund and its shareholders and that the interests of the existing Trent Fund shareholders will not be diluted as a result of the proposed Reorganization. See Section II.D below.

     Hodges Capital Management, Inc. ("Hodges Capital Management"), the investment adviser to the Hodges Fund, will pay the costs of the Reorganization, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Trent Capital and the Board of Trustees also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.


C.   RISK FACTORS


     The Hodges Fund is a non-diversified fund which may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to financial, market and economic events affecting the particular issuers and industry sectors in which it invests. The Hodges Fund may also invest in securities of small-sized companies which may involve greater volatility than investing in larger and more established companies.


     Investments in the Funds are subject to  substantially  similar risks.  See
Section II.C below."

D.   COMPARISON OF EXPENSES


                                                         Trent Equity   Hodges     Hodges
                                                             Fund        Fund       Fund
                                                             ----        ----       ----
                                                                                 (Pro Forma)
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Redemption fee*                                            1.00%       0.00%      0.00%
ANNUAL FUND OPERATING EXPENSES**
  (expenses that are deducted from Fund assets)

  Advisory fees                                              1.15%       0.85%      0.85%
  Distribution/Service (12b-1) fees                          0.25%       0.25%      0.25%
  Other expenses                                             1.40%       0.65%      0.65%
                                                            -----       -----      -----
Total annual  fund operating expenses                        2.80%       1.75%      1.75%
  Fee reduction and/or Expense Reimbursement                (0.80%)        --         --
                                                            -----
Net Expenses                                                 2.00%         --         --
                                                            =====

----------
* The redemption fee applies to those shares of the Trent Fund that you have held for less than 60 days. The fee is payable to the Trent Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The Hodges Fund does not have a redemption fee.
** Trent Capital is indefinitely obligated by contract to limit the expenses of the Trent Fund to 2.00%. Trent Capital may be reimbursed for any waiver of its fees or expenses paid on behalf of the Trent Fund if the Trent Fund's expenses are less than the limit. The Trustees may terminate this expense reimbursement arrangement at any time."

     The following table shows the comparative fees and expenses you may pay if you buy and hold shares of the Trent Fund, the Hodges Fund and the combined fund on a pro forma basis. The Funds do not impose any front-end or deferred sales loads and they do not charge shareholders for reinvesting dividends.

     EXAMPLE OF FUND EXPENSES: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent the Funds's actual expenses or returns.

Fund                               1 Year  3 Years  5 Years  10 Years
----                               ------  -------  -------  --------
Trent Equity Fund                  $ 203    $ 627   $1,078    $2,327
Hodges Fund (current)              $ 178    $ 551   $  949    $2,062
Hodges Fund (pro forma)            $ 178    $ 551   $  949    $2,062

E.   SHARES AND VOTING

     The Trust is a Massachusetts business trust and is registered with the SEC as an ope management investment company. The Trust currently has 23 operating series, or funds, including the Funds. Each Fund has its own investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions.


     Each whole or fractional share of the Trent Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on October 15, 2001, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were 210,640.879 shares outstanding held by 193 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

     All shares represented by each properly signed proxy received before the meeting will be voted at the Shareholder Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with the instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Combined Proxy Statement and Prospectus. A proxy may be revoked by a shareholder at any time before its use by written notice to the Trust, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

     The presence in person or by proxy of shareholders entitled to cast 40% of the votes entitled to be cast at the Shareholder Meeting will constitute a quorum. When a quorum is present, a majority of the outstanding voting securities voted shall decide the proposal. The majority of the outstanding voting securities, as defined in the Investment Company Act, means the affirmative vote of the lesser of (i) 67% of the voting securities of the Trent Fund present at the Special Meeting if more than 50% of the outstanding shares of the Trent Fund are present in person on by proxy or (ii) more than 50% of the outstanding shares of the Trent Fund.


     If, by the time scheduled for the Shareholder Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original Shareholder Meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Shareholder Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non- votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Board of Trustees will set a new record date), the Trust will give notice of the adjourned meeting to the shareholders"

     Proxies may be voted by mail.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent a vote "for" or "against" and are disregarded in determining whether the proposal has received enough votes.


     The following table sets forth information as of the Record Date concerning each person who owned, of record or beneficially, 5% or more of the shares of the Trent Fund:

     One Design Center Inc.                               6.38%
     Greensboro, NC 27419

     Vaughan, Mary                                        5.30%
     Lexington, KY 40502


     The officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of either Fund as of the Record Date.

                                II. THE PROPOSAL

A.   DESCRIPTION OF THE PROPOSED REORGANIZATION

     1.   THE REORGANIZATION

     If the Reorganization is approved, on the Effective Date the Hodges Fund will acquire substantially all of the assets and liabilities of the Trent Fund. At that time, the Hodges Fund will issue to the Trent Fund the number of Hodges Fund Shares determined by dividing the value of the net assets of the Trent Fund so transferred by the net asset value of one Hodges Fund Share. The net asset value of the Trent Fund and of the Hodges Fund will be calculated at the close of business on the date immediately preceding the Effective Date in accordance with the Hodges Fund's valuation procedures described in its prospectus and statement of additional information dated July 30, 2001.

     At the same time as that asset transfer, the Trent Fund will distribute the Hodges Fund Shares it receives pro rata to each remaining shareholder of the trent fund based on the percentage of the outstanding shares of the Trent Fund held of record by that shareholder on the Valuation Date. For example, on July 31, 2001, the value of the aggregate net assets of the Trent Fund were approximately $2,518,131. The Trent Fund's shares were valued at $10.72 Per share. The net asset value of each Hodges Fund share was $11.97. Therefore, if the Effective Date had been July 31, 2001, the Trent Fund would then have redeemed each of its then outstanding shares in exchange for 0.896 Hodges Fund Shares.

     This distribution of the Hodges Fund Shares to the Trent Fund's shareholders will be accomplished by the establishment of accounts on the Hodges Fund's share records in the names of those shareholders, representing the respective pro rata number of Hodges Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place.

     Immediately following the Trent Fund's pro rata liquidating distribution of the Hodges Fund Shares to the Trent Fund shareholders, the Trent Fund will liquidate and terminate.

     Completion of the Reorganization is subject to approval by the shareholders of the Trent Fund.

     The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are fully set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

     2.   EFFECT OF THE REORGANIZATION

     If the Reorganization is approved by the Trent Fund's shareholders and completed, shareholders of the Trent Fund as of the Effective Date will become shareholders of the Hodges Fund. The total net asset value of the Hodges Fund Shares held by each shareholder of the Trent Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the Trent Fund shares held by that same shareholder immediately before completion of the Reorganization.

     On or before the Effective Date the Trent Fund intends to distribute all of its then- remaining net investment income and realized capital gains.

     After the Reorganization, shareholders of the Trent Fund will become shareholders of the Hodges Fund. Hodges Capital Management will continue to be the investment adviser for the Hodges Fund. Additionally, as shareholders of the Hodges Fund, current Trent Fund shareholders will have the following changes in service providers: (i) First Dallas Securities, Inc. ("First Dallas Securities"), an affiliate of Hodges Capital Management, will replace First Funds Distributors, Inc. as the distributor and (ii) American Data Services, Inc. will replace ICA Fund Services Corp. as the transfer agent. The Hodges Fund will continue to be managed in accordance with its existing investment objective and policies.

     3.   FEDERAL INCOME TAX CONSEQUENCES

     As a condition to closing the Reorganization, the Trust and Hodges Capital Management will use their best efforts to ensure that for federal income tax purposes: (a) the transfer by the Trent Fund of substantially all of its assets and liabilities to the Hodges Fund, as described above, is a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss will be recognized by the Trent Fund upon the transfer of substantially all of its assets to the Hodges Fund in exchange solely for Hodges Fund Shares; (c) no gain or loss will be recognized by the Hodges Fund on receipt of the Trent Fund's assets in exchange for the Hodges Fund Shares; (d) no gain or loss will be recognized by the Trent Fund shareholders upon the receipt of Hodges Fund Shares solely in exchange for Trent Fund Shares; (e) the aggregate tax basis of the Hodges Fund Shares received by Trent Fund shareholders is in each instance, the same as the aggregate tax basis of the Trent Fund Shares held by such shareholder immediately prior to the Reorganization; (f) the holding period of the Hodges Fund Shares received by the

Trent Fund shareholders includes the holding period during which shares of the Trent Fund were held; (g) the tax basis of the Trent Fund assets acquired by the Hodges Fund will be the same as the tax basis of such assets to the Trent Fund immediately prior to the Reorganization; and (h) the holding period of the assets of the Trent Fund in the hands of the Hodges Fund will include the period during which those assets were held by the Trent Fund.

     4.   DESCRIPTION OF THE HODGES FUND SHARES

     Each Hodges Fund Share issued to Trent Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Hodges Fund Share will represent an equal interest in the assets of the Hodges Fund. The Hodges Fund Shares will be sold and redeemed based upon the net asset value of the Hodges Fund next determined after receipt of the purchase or redemption request, as described in the Hodges Fund's Prospectus.

     5.   CAPITALIZATION

     The capitalization of the Funds as of August 31, 2001, and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:


                                                                    Pro Forma
                                  Trent Equity       Hodges       Combined - The
                                     Fund             Fund          Hodges Fund
                                  (unaudited)      (unaudited)      (unaudited)
                                 -------------   --------------   --------------
Aggregate net assets             $   2,256,031   $   22,405,524   $   24,662,555
Shares outstanding*                 219,149.43     2,048,852.35     2,268,001.78
Net asset value per share:       $       10.72   $        11.97   $        11.97


----------
*    Each Fund is authorized to issue an indefinite number of shares.

B.   COMPARISON OF THE FUNDS

     A brief comparison of the Funds is set forth below. See Section II.F. for more information.

     1.   INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Trent Fund is to seek capital appreciation.

     The Trent Fund invests primarily in common stocks of medium and large capitalization domestic companies. The Trent Fund generally defines medium capitalization companies as those having a market capitalization of $2 billion to $5 billion and large capitalization companies as those having a market capitalization in excess of $5 billion. The amount of dividends paid by securities in the Trent Fund's portfolio are of secondary importance. Under normal market conditions, Trent Capital has sought to limit holdings in the Trent Fund's portfolio to fewer than 45 holdings in the belief that having a small number of positions would lead to the potential for above- average capital appreciation.

     The process of selecting common stocks for the Trent Fund primarily has involved analysis of the fundamentals of individual stocks, often referred to as a "bottom- up" approach to investing. Factors that have been considered by Trent Capital in selecting stocks have included price, earnings expectations, earnings and price histories, cash flow, balance sheets and management. Broad economic considerations, though important, have been of secondary importance.

     The Hodges Fund also has an investment objective of seeking capital appreciation.

     The Hodges Fund emphasizes the purchase of common stocks of domestic companies of any size:

     7.   with rapidly growing earnings per share,

     8. with slower earnings growth which appear to have a predictable track record, or
     9. whose shares are out of favor, but appear to have good prospects for a turnaround.

     Hodges Capital Management seeks to buy common stocks of issuers that, in its opinion, are undervalued, reasonably priced and have prospects for continued consistent growth. Hodges Capital Management uses fundamental analysis of financial statements to select securities of issuers that have strong balance sheets, experienced management, above-average earnings growth potential and stocks that are attractively priced relative to their fundamental economic values.

     The Hodges Fund focus on capital appreciation may cause Hodges Fund shares to not be appropriate for investors who seek regular income or are pursuing a short term goal.

     Hodges Capital Management also may purchase securities of companies in particular market segments that are currently out-of-favor if, in Hodges Capital Management's opinion, such securities have potential for capital appreciation. This is often referred to as a "contrarian" approach to investing.

     Although not a primary investment strategy, the Hodges Fund also may invest in some moderate growth stocks whose shares offer a high dividend yield and in the stocks of foreign companies which are U.S. dollar denominated and traded on a domestic national securities exchange, including American Depositary Receipts ("ADRs").

     The Hodges Fund may invest in convertible securities, which are securities generally offered fixed interest or dividend yields which may be converted either at a stated price or state rate for common or preferred stock, preferred stock, repurchase agreements, securities on an "when-issued basis," illiquid securities, U.S. Government securities, foreign securities and American Depositary Receipts. The Hodges Fund may also invest in short-term investments such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term notes.

     While economic forecasting and industry sector analysis play a part in the research effort, like its counterpart Trent Capital, the stock selection process for the Hodges Fund begins with an individual company, often referred to as a "bottom-up" approach to investing. From a group of companies that meet Hodges Capital Management standards, Hodges Capital Management selects the securities of those companies that it believes have the potential to generate above-average earnings growth over an extended period of time. Under normal market conditions, at least 55% of the value of the Hodges Fund's total assets will be invested in common stocks selected for their growth potential.

     The Hodges Fund will be managed with tax efficiency as a consideration, but portfolio turnover has and could exceed 100%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may result in you having a higher tax liability and in higher transacting costs to the Hodges Fund which could negatively affect its performance.

     Under normal market conditions, the Hodges Fund will stay fully invested in stocks. The Hodges Fund may temporarily depart from its principal strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Hodges Fund not achieving its investment objective.

     As described in more detail in its prospectus and statement of additional information, the Hodges Fund also is authorized to engage in certain additional investment activities, which may involve greater risks. It may:

     (1) write options on its portfolio securities and write or purchase options on securities indices to seek increased investment returns or hedge against unfavorable price movements in the securities it holds;

     (2) engage in "short" sales of securities. In a short sale, the Hodges Fund sells stock which it does not own, making delivery with securities borrowed from a broker. The Hodges Fund seeks to realize a gain if the security declines in price between the date of the short sale and the date on which the Hodges Fund replaces the borrowed securities. The Hodges Fund will incur a loss if the price of the securities increases between those dates. Short sales are not expected to exceed 10% of the assets, and may not in any case exceed 25% of the assets of the Hodges Fund:

     (3) Lend its portfolio securities to brokers, banks or other financial institutions in order to generate additional income. It is not anticipated that more than 5% of the value of the Hodges Fund's assets will be subject to lending.

     2.   INVESTMENT RESTRICTIONS

     Both the Trent Fund and the Hodges Fund have many of the same fundamental investment restrictions, which cannot be changed without the affirmative vote of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except with regard to borrowing, illiquid securities or as otherwise noted.

Neither Fund may:


     (1) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan. The Trent Fund may not lend its portfolio securities, whereas the Hodges Fund may lend its portfolio securities to unaffiliated recognized institutional borrowers of securities for cash or cash equivalent collateral. It is not anticipated that more than 5% of the value of the Hodges Fund's securities would be subject to lending.


     (2) (a) Borrow money, except for temporary or emergency purposes, provided that (i) such borrowings will be made only if immediately thereafter there is asset coverage of at lest 300% of all borrowings, (ii) no additional investments may be made while any such borrowings are in excess of 5% of total assets and
(iii) such borrowings will be from a bank.

          (b) Mortgage, pledge or hypothecate any of its assets except in connection with such borrowings.

     (3) Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account or underwrite securities. (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     (4) Purchase or sell real estate (except that a Fund may invest in debt securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts that invest in real estate or real estate interests), commodities or commodity contracts (except that the Board of Trustees may authorize the Funds to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

     (5) Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     (6) Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

     (7) Invest in any issuer for purposes of exercising control or management.

     Each Fund also observes the following non-fundamental policies , which may be changed without shareholder vote. Neither Fund may:

     (1) Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

     (2) Invest in the securities of other investment companies except as permitted under the Investment Company Act.

     (3) Invest more than 10% of its assets in securities of foreign issuers, including American Depositary Receipts with respect to foreign issuers, but excluding securities of foreign issuers listed and traded on a domestic national securities exchange.

     DIFFERENCES IN INVESTMENT RESTRICTIONS AND POLICIES NON-DIVERSIFICATION.

     The Trent Fund has a fundamental policy that it may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer. The Hodges Fund is "non-diversified." This means that with respect to 50% of its assets, it may make larger investments in individual companies than a fund that is diversified. However, with respect to the other 50% of its assets, the Hodges Fund may only invest 5% of its assets in any individual security. Because the Hodges Fund has the ability to take larger positions in a smaller number of issuers, the Hodges Fund's share price may be more volatile than the share price of a diversified fund. Since its inception, the largest position the Hodges Fund has taken in the securities of a single issuer has been approximately 11.98%.

     3.   COMPARATIVE PERFORMANCE INFORMATION

     The chart below shows each Fund"s average annual total return for the one year, five-year, ten-year, or such shorter periods from the Fund"s inception. The table compares each Fund"s performance to the most commonly used index for its market segment. Past performance is no guarantee of future results. Returns and share values fluctuate and investors may have a gain or loss on their shares.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2000

                          1 Year    5 Years   10 Years   Since Inception
                          ------    -------   --------   ---------------
Trent Fund                -35.39%    14.57%    13.06%            --
Hodges Fund               -29.01%     9.44%       --          10.74%*
S&P 500 Index**            -9.10%    18.33%    17.46%         17.89*

----------
*    The inception date for the Hodges Fund was 10/09/92.
** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large sized U.S. companies.

CALENDAR YEAR TOTAL RETURNS

TRENT EQUITY FUND*

[The following is the bar chart]

1991:  55.28%
1992:   3.34%
1993:   5.39%
1994: -10.52%
1995:  14.26%
1996:  20.42%
1997:  25.19%
1998:  17.85%
1999:  76.21%
2000: -35.39%

----------
*    The Fund's year-to-date return as of 9/30/01 was -18.68%.

During the period shown in the bar chart, the Fund's highest quarterly return was 44.08% for the quarter ended December 31, 1999 and the lowest quarterly return was -18.33% for the quarter ended September 30, 1998.

HODGES FUND*

[The following is the bar chart]

1993:   6.20%
1994:   0.98%
1995:  25.49%
1996:  27.48%
1997:  31.72%
1998:  22.53%
1999:   7.56%
2000: -29.01%

----------
*    The Fund's year-to-date return as of 9/30/01 was -14.48%.

During the period shown in the bar chart, the Fund's highest quarterly return was 34.39% for the quarter ended December 31, 1998 and the lowest quarterly return was -24.41% for the quarter ended December 31, 2000.

     4.   ADVISORY FEES AND OTHER EXPENSES

     The contractual advisory fee rate for the Hodges Fund is lower than that paid by the Trent Fund. The Hodges Fund pays Hodges Capital Management a management fee at the annual rate of 0.85% of its average daily net assets. The Trent Fund pays Trent Capital a management fee at the annual rate of 1.15% of its average daily net assets.

     The total annual expense ratio of the Hodges Fund was 1.75% for the fiscal year ended March 31, 2001. This is lower than that of the Trent Fund's expense ratio of 2.00% for its fiscal year ended August 31, 2000. Trent Capital had agreed to limit expenses of the Trent Fund to no more than 2.00% of average daily net assets annually. Without this agreement, the Trent Fund's total annual expense ratio would have been 2.80% for the fiscal year ended August 31, 2000.

     For the fiscal year ended August 31, 2000, Trent Capital was entitled to receive advisory fees of approximately $70,711 from the Trent Fund. Of this amount, Trent Capital reduced its fee by $49,142. Net assets of the Trent Fund as of this date were $5.4 million.

     For the fiscal year ended March 31, 2001, Hodges Capital Management to the Hodges Fund received advisory fees of $243,805. Net assets of the Fund as of this date were $20.4 million.

     5.   PORTFOLIO MANAGERS

TRENT FUND. Robert V. May, Chief Investment Officer of Trent Capital has been responsible for the day to day management of the Trent Fund's portfolio. Mr. May has been an investment officer and portfolio manager since joining Trent Capital in 1990.

HODGES FUND. Don W. Hodges and Craig D. Hodges are co-managers of the Hodges Fund's investment portfolio. Don Hodges, President of Hodges Capital Management, has over 40 years of experience in the securities brokerage industry and previously served as President of a large regional brokerage firm. Craig D. Hodges, Senior Vice President of Hodges Capital Management, was a founder and has been a senior officer of the Fund's Distributor, First Dallas Securities, an affiliate of Hodges Capital Management, where he has managed individual and institutional investment portfolios.

     6.   DISTRIBUTION AND SHAREHOLDER SERVICES

     First Dallas Securities serves as Distributor of the Hodges Fund. First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261-E, Phoenix, AZ 85018 serves as Distributor of the Trent Fund and as co-distributor of the Hodges Fund. The Funds do not impose any front-end or deferred sales charge on purchases of shares. Each Fund has adopted a Distribution Plan authorized by Rule 12b-1 under the Investment Company Act permitting the Funds to pay up to 0.25% of its average daily net assets on an annual basis for distribution expenses.

     No sales charge is imposed by either Fund on reinvestment of dividends or capital gains distributions.

     7.   PURCHASE PROCEDURES

     The Trent Fund generally requires a minimum initial investment of $1,000, and subsequent investments of $250 or more. The Hodges Fund has lower minimum initial and subsequent investment amounts. Shareholders may open an account in the Hodges Fund with $250 and add to the account with amounts of $50 or more. Both Funds have automatic investment plans under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the Funds.

     8.   REDEMPTION AND EXCHANGE PROCEDURES

     Shareholders of each Fund may redeem their shares at the net asset value next determined after receipt of a written redemption request or a telephone redemption order without the imposition of any fee or other charge.

     Each Fund may involuntarily redeem a shareholder's shares if the combined aggregate net asset value of the shares in a shareholder's account is less than its minimum initial investment ($1000 for the Trent Fund and $250 for the Hodges
Fund) due to redemptions or if purchases through a systematic investment plan fails to meet that Fund's investment minimum within a twelve-month period. If the shareholder's account balance is not brought up to the minimum or the shareholder does not send the Fund other instructions, the Fund will redeem the shares and send the shareholder the proceeds.

     9.   INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     Each Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders each year. Both Funds currently intend to make one or more distribution, if necessary to avoid the imposition of tax on a Fund, during each calendar year. A distribution may be made between November 1 and December 31 of each year with respect to any undistributed capital gains earned during the one year period ended October 31 of each calendar year. Another distribution of any undistributed capital gains may also be made following the Funds' fiscal year end (March 31 for the Hodges Fund and August 31 for the Trent Fund).

     Each Fund has elected and qualified as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and meets all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

     10.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Each Fund's investment adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of commission rates. In placing orders for each Fund's portfolio transactions, the investment adviser's primary consideration is to obtain the most favorable price and execution available although the investment adviser also may consider a securities broker-dealer's sale of Fund shares, or research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. Each Fund may pay to those broker-dealers who provide brokerage and research service to its investment adviser a higher commission than that charged by other broker-dealers if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the investment adviser and to any other accounts over which the investment adviser exercises investment discretion.

     11.  SHAREHOLDERS' RIGHTS

     The Trust is a Massachusetts business trust. Each Fund's operations are governed by the Trust's Declaration of Trust and By-laws and applicable Massachusetts law as each Fund is a series of the Trust.

     The Funds normally will not hold meetings of shareholders except as required under the Investment Company Act and Massachusetts law. However, shareholders holding 10% or more of the outstanding shares of a Fund may call meetings for the purpose of voting on the removal of one or more of the Trustees.

     Shareholders of each Fund have no preemptive, conversion or subscription rights. The shares of each Fund have non-cumulative voting rights, and each shareholder of each Fund is entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Board of Trustees' selection of the Funds' independent accountants.

C.   RISK FACTORS

     The principal risks of investing in the Funds are substantially similar and involve risks of investing in equity securities. These are:

     MANAGEMENT RISK. Management risk means that your investment in a Fund varies with the success or failure of the investment strategies of the investment adviser and such adviser's research, analysis and selection of portfolio securities. If the Adviser's investment strategies do not produce the expected results, the value of your investment could be diminished or even lost.

     MARKET RISK. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, section of the economy, or the market as a whole. Since each Fund invests principally in equity securities, each Fund's share price changes daily in respect to stock market movement.

     SMALL AND MEDIUM SIZED COMPANY RISK. Investing in the securities of small and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have more limited product lines, markets, or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

     DIVERSIFICATION RISK. As a non-diversified fund, the Hodges Fund may make larger investments with 50% of its assets in individual Companies than a diversified f The price of the Hodges Fund shares may therefore be more volatile than the share price of a diversified fund.

D.   RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust (including a majority of the non-interested Trustees), after due consideration, has unanimously determined that the Reorganization is in the best interests of the shareholders of the Trent Fund and that the interests of the existing shareholders of the Trent Fund would not be diluted thereby.

     TRUSTEES' CONSIDERATION

     The proposed transaction was approved by the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, at a meeting held on June 20, 2001.


     The Board of Trustees of the Trust was presented with information demonstrating that the terms of the transaction are fair to, and in the best interests of, the Trust, each of the Funds and the shareholders of the Funds. In considering the proposed transaction, the Trustees had before them information to evaluate the experience of Hodges Capital Management's key personnel in portfolio management, the quality of services Hodges Capital Management is expected to provide to the Fund, and the compensation proposed to be paid to Hodges Capital Management. The Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following:
(1) the fact that both Funds have the same investment objective; (2) the fees and operating expenses to be borne by the Fund if the proposed transaction is approved, which involve a decrease in the rate of advisory fee payable by the Hodges Fund from 1.15% to 0.85% annually, and the likelihood of a reduction in Fund operating expenses as a result of the larger size of the Hodges Fund, which currently has a lower expense ratio than that of the Trent Fund, even after giving effect to Trent Capital's waiver of fees and payment of expenses; (3) the likelihood that unless the transaction is approved, the Trent Fund is likely to be liquidated and its assets distributed to shareholders, with immediate tax consequences to shareholders receiving a liquidation distribution; (4) the potential benefit of the transaction to each Fund's shareholders through a continued investment in accordance with their investment objectives at an anticipated lower expense ratio; (5) the reputation, financial strength, qualifications and background of Hodges Capital Management, as well as the qualifications of its personnel; (6) a possible reduction of portfolio transaction costs since Hodges Capital Management would be able to trade in larger quantities due to the larger net asset base; (7) each Fund's overall investment performance record; and (8) other factors deemed relevant.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSAL.

E.   DISSENTERS' RIGHTS OF APPRAISAL

     Shareholders of the Trent Fund who object to the proposed will not be entitled to any "dissenters' rights" under Massachusetts law. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the Trent Fund at net asset value. After the Reorganization, shareholders of the Trent Fund will hold shares of the Hodges Fund, which may also be redeemed at net asset value in accordance with the procedures described in its Prospectus dated July 30, 2001, subject to applicable redemption procedures.

F.   FURTHER INFORMATION ABOUT THE FUNDS

     Further information about the Trent Fund and the Hodges Fund is contained in the following documents:

          Prospectus for the Trent Fund, dated December 29, 2000 and for the Hodges Fund dated July 30, 2001.

          Statement of Additional Information relating to the Trent Fund dated December 29, 2000 and to the Hodges Fund, dated July 30, 2001

     Those documents are available without charge by writing to the Funds' Administrator at 2020 East Financial Way, Suite 100, Glendora, California 91741 or by calling (800) 576-8229.

     The Annual Report to Shareholders of the Trent Fund (the "Annual Report") for the fiscal year ended August 31, 2000, containing audited financial statements of the Trent Fund has been previously mailed to shareholders. If you do not have a copy of the Annual Report, additional copies of that Annual Report are available without charge by writing or calling at the address and telephone number listed above.

     The Annual Report to shareholders of the Hodges Fund for the fiscal year ended March 31, 2001, containing audited financial statements of the Hodges Fund, has been mailed to the shareholders of the Hodges Fund, is on file with the SEC, and is deemed to be legally part of this document. This document is available without charge by writing or calling at the address and telephone number listed above.


     It is expected that this Combined Proxy Statement and Prospectus will be mailed to shareholders on or about October 31, 2001.


     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549, or by e-mailing the SEC at PUBLICINFO@SEC.GOV.

G.   VOTE REQUIRED

     Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of the shares of the Trent Fund present or voting by proxy at the Shareholder Meeting. If the shareholders of the Trent Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the Trent Fund and its shareholders, including liquidation of the Trent Fund.

H.   FINANCIAL HIGHLIGHTS

     These tables show each Fund's financial performance for the past five fiscal y Certain information reflects financial results for a single fund share. "Total return" shows how much an investment in the Fund would have increased or decreased during each period, assuming that all dividends and distributions had been reinvested. This information has been audited by Tait, Weller & Baker, independent certified public accountants. Their report and each Fund's financial statements are included in each Fund's annual report, which is available upon request.

HODGES FUND
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                              YEAR ENDED MARCH 31,
                                                             -------------------------------------------------------
                                                               2001        2000        1999        1998        1997
                                                             -------     -------     -------     -------     -------
Net asset value, beginning of year ........................  $ 18.18     $ 16.79     $ 14.44     $ 13.20     $ 12.87
                                                             -------     -------     -------     -------     -------
INCOME FOR INVESTMENT OPERATIONS:
  Net investment loss .....................................    (0.21)      (0.13)      (0.15)      (0.09)      (0.11)
  Net realized and unrealized gain (loss) on investments ..    (7.81)       2.36        3.05        4.79        1.85
                                                             -------     -------     -------     -------     -------
  Total from investment operations ........................    (8.02)       2.23        2.90        4.70        1.74
                                                             -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net realized gain ..................................    (0.20)      (0.84)      (0.55)      (3.46)      (1.41)
                                                             -------     -------     -------     -------     -------
Net asset value, end of year ..............................  $  9.96     $ 18.18     $ 16.79     $ 14.44     $ 13.20
                                                             =======     =======     =======     =======     =======
Total return ..............................................   (44.29)%     14.13%      21.11%*     41.26%*     14.18%*

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions) ......................  $ 20.4      $ 38.8      $ 35.5      $ 32.4      $ 19.4

  Ratio of expenses to average net assets .................     1.75%       1.75%       1.92%       1.96%       2.14%
  Ratio of net investment loss to average net assets ......    (1.46)%     (0.77)%     (0.99)%     (0.76)%     (0.95)%
Portfolio turnover rate ...................................   176.08%     126.05%     129.86%      94.05%     115.77%

----------
* Sales load is not reflected in the total return number. Effective April 20, 1999, the Fund no longer imposed a sales load.

TRENT EQUITY FUND
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                           YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------
                                                              2000       1999       1998       1997       1996
                                                            -------    -------    -------    -------    -------
Net asset value, beginning of year .....................    $ 15.13    $ 12.23    $ 11.90    $  9.86    $ 10.24
                                                            -------    -------    -------    -------    -------
Income from investment operations:
  Net investment loss ..................................      (0.20)     (0.12)     (0.16)     (0.10)     (0.06)
  Net realized and unrealized gain on investments ......       1.50       5.73       0.49       2.14       0.67
                                                            -------    -------    -------    -------    -------
Total from investment operations .......................       1.30       5.61       0.33       2.04       0.61
                                                            -------    -------    -------    -------    -------
Less distributions:
  From net realized gain ...............................      (1.71)     (2.71)        --         --      (0.99)
                                                            -------    -------    -------    -------    -------
Net asset value, end of year ...........................    $ 14.72    $ 15.13    $ 12.23    $ 11.90    $  9.86
                                                            =======    =======    =======    =======    =======
Total return ...........................................       7.34%     52.81%      2.77%     20.69%      7.23%

Ratios/supplemental data:
Net assets, end of year (millions) .....................    $  5.5     $  5.2     $  3.2     $  3.3     $  3.0

Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed .............       2.80%      3.36%      3.08%      3.48%      3.63%
  After fees waived and expenses absorbed ..............       2.00%      2.00%      2.00%      2.00%      2.10%

Ratio of net investment loss to average net assets:
  Before fees waived and expenses absorbed .............      (1.99%)    (2.31%)    (2.23%)    (2.25%)    (2.15%)
  After fees waived and expenses absorbed ..............      (1.19%)    (0.94%)    (1.15%)    (0.76%)    (0.62%)

Portfolio turnover rate ................................      85.69%     53.71%     41.14%     43.81%     59.33%

                            III. MISCELLANEOUS ISSUES

A.   OTHER BUSINESS

     The Board of Trustees of the Trust knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.   NEXT MEETING OF SHAREHOLDERS


     The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company
Act.  If  the  Reorganization  is  not  completed,   the  next  meeting  of  the
shareholders of the Trent Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements. If the shareholder chooses not to include the proposal in the Trust's proxy materials, the shareholder should submit the proposal or notice of the proposal to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.


C.   LEGAL MATTERS

     Paul, Hastings, Janofsky & Walker LLP will have been consulted by the Trust on certain legal matters as to the valid issuance of the Hodges Fund Shares.

D.   EXPERTS

     The financial statements of the Trent Fund for the fiscal year ended August 31, 2000 contained in the Trent Fund's Annual Report to Shareholders, and the financial statements of the Hodges Fund for the fiscal year ended March 31, 2001, contained in the Hodges Fund's Annual Report to Shareholders, have been audited by Tait Weller & Baker, independent public accountants, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this __ day of September, 2001, by Professionally Managed Portfolios ("PMP"), a Massachusetts business trust, for itself and on behalf of the Hodges Fund (the "Acquiring Fund"), a series of PMP, and on behalf of the Trent Equity Fund (the "Acquired Fund"), also a series of PMP. Hodges Capital Management, Inc. ("HCM"), the adviser of the Hodges Fund, shall also be a party to this Agreement for certain requirements as set forth below.

     In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, in exchange for shares of the Acquiring Fund ("Acquiring Fund Shares"), and that these Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.   REORGANIZATION OF ACQUIRED FUND

     1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "Fund Assets") to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund's Stated Liabilities. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by dividing (a) the value of the Acquired Fund Assets, net of the Acquired Fund's Stated Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

     1.2 (a) With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date.

          (b) Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's Assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of PMP as of the Applicable Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

     1.4 Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph
1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of PMP, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the number of shares of the Acquiring Fund due such Acquired Fund Investor. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.l.

     1.5 If any request shall be made for a change of the registration of shares of the Acquiring Fund to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

     1.6 Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund's Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, PMP shall terminate the qualification, classification and registration of the Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of PMP is and shall remain the responsibility of PMP up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2.   VALUATION

     2.1 The value of the Acquired Fund's Fund Assets shall be the value of those assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

     2.2 The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

     2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund's administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to PMP and to the Acquired Fund at the Closing.

3.   CLOSING(S) AND CLOSING DATE

     3.l The Closing for the Reorganization shall occur on December 10, 2001, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Investment Company Administration LLC, 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018, or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

     3.2 The Acquiring Fund's custodian shall deliver at the Closing evidence that: (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

     3.3 Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of PMP, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.   COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

     4.1 With respect to the Acquired Fund, PMP has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of Acquiring Fund Shares contemplated hereby, and for PMP to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. Professionally Managed Portfolios, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with that meeting.

     4.2 PMP, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     4.3 PMP, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

     4.4 Subject to the provisions hereof, PMP, on its own behalf and on behalf of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

     4.5 PMP, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.

     4.6 PMP, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares (the "Registration Statement"). PMP, on behalf of the Acquired Fund, has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

     4.7 As soon after the Closing Date as is reasonably practicable, PMP, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

     4.8 Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, PMP will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 PMP, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) PMP was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the A1940 Act") and is validly existing under the laws of the Commonwealth of Massachusetts, and the Declaration of Trust directs the Trustees to manage the affairs of PMP and grants them all powers necessary or desirable to carry out such responsibility, including administering PMP's business as currently conducted by PMP and as described in the current prospectuses of PMP. PMP is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

          (b) The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (c) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by PMP for itself and on behalf of the Acquiring Fund does not and will not (i) violate PMP's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which PMP is a party or by which its properties or assets are bound;

          (d) Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to PMP's knowledge, threatened against PMP or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect PMP or the Acquiring Fund's financial condition or the conduct of their business. PMP knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

          (e) All issued and outstanding shares, including shares to be issued in connection wthe Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

          (f) The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of PMP, the Trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of PMP and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

          (g) On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by PMP with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (h) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by PMP, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Professionally Managed Portfolios for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date;

          (i) The Statement of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of the Acquiring Fund as of and for the year ended March 31, 2001, audited by Tait, Weller & Baker (copies of which have been or will be furnished to the Acquired Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to PMP that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

          (j) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph (j), neither a decline in the Acquiring Fund's net asset value per share nor a decrease in the Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change);

          (k) For each full and partial taxable year from its inception through the Closing Date, the Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status; and

          (1) All federal and other tax returns and reports of PMP and the Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by PMP or the Acquiring Fund shall have been paid so far as due, and to the best of PMP's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

     5.2 PMP, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) PMP was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Delaware, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of PMP and grants them all powers necessary or desirable to carry out such responsibility, including administering PMP's business as currently conducted by PMP and as described in the current prospectuses of PMP. PMP is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

          (b) All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

          (c) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by PMP for itself and on behalf of the Acquired Fund does not and will not (i) violate PMP's Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which PMP is a party or by its properties or assets are bound;

          (d) Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to PMP's knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, PMP knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

          (e) The Statement of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the period ended January 31, 2001, audited by Tait, Weller & Baker (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to PMP that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

          (f) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);

          (g) All federal and other tax returns and reports of PMP and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by PMP or the Acquired Fund shall have been paid so far as due, and to the best of PMP's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (h) For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

          (i) At the Closing Date, the Acquired Fund will have good and marketable title to tFund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

          (j) The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of PMP, the Trustees and the Acquired Fund, and this Agreement will constitute a valid and binding obligation PMP and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

          (k) From the effective date of the Registration Statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring

     Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by PMP with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by PMP, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

          (1) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or the Commonwealth of Massachusetts law for the execution of this Agreement by PMP, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by PMP for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     -    CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

     The obligations of PMP to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by PMP, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

     6.1 All representations and warranties of PMP with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 PMP, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by PMP's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of PMP with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3 Unless waived by the Acquired Fund, the Acquired Fund shall have received at the Closing assurances of an officer of PMP, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

          (a) PMP is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

          (b) the Acquiring Fund is a separate portfolio of PMP, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, is legally existing and in good standing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of PMP and grants them all powers necessary or desirable to carry out such responsibility, including administering PMP's business as described in the current prospectuses of PMP;

          (c) this Agreement has been duly authorized, executed and delivered by PMP on behalf of PMP and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of PMP, enforceable against PMP in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

          (d) the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

          (e) the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

          (f) no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and

          (g) to the best knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PMP or the Acquiring Fund or any of their properties or assets and neither PMP nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to paragraph 4.1 and in the Proxy Materials.

     6.5 With respect to the Acquiring Fund, the Board of Trustees of PMP shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

     -    CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

     The obligations of PMP to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by PMP of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of PMP with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 PMP, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by PMP's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of PMP with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

     7.3 The Acquiring Fund shall have received at the Closing assurances of an officer of PMP, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

          (a) PMP is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

          (b) the Acquired Fund is a separate portfolio of PMP, which is a business tduly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of Delaware, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of PMP and grants them all powers necessary or desirable to carry out such responsibility, including administering PMP's business as described in the current prospectuses of PMP;

          (c) this Agreement has been duly authorized, executed and delivered by PMP on behalf of PMP and the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of PMP, enforceable against PMP in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

          (d) no consent, approval, authorization, filing or order of any court or governmental authority of the United Sates or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

          (e) to the best knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PMP or the Acquired Fund or any of their properties or assets and neither PMP nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business.

     7.4 With respect to the Acquired Fund, the Board of Trustees of PMP shall have determined that the Reorganization is in the best interests of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of PMP's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by PMP, on behalf of the Acquiring Fund or the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

     8.6 On behalf of both the Acquiring Fund and the Acquired Fund, PMP shall have considered the federal and income tax issues. PMP acknowledges that no legal opinion on tax issues will be issued by legal counsel. PMP and HCM represent that they will use their best efforts to assume that the following conditions will be satisfied:

          (a) the transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Acquired Fund each are a "party to a reorganization" within the meaning of
     Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities;

          (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund;

          (d) no gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares;

          (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investors will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and

          (f) the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

9.   EXPENSES

     9.1 Except as may be otherwise provided herein, each of the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Acquired Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 4.1 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Fund; (iv) fees and expenses of the Acquired Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Applicable Valuation Date. HCM has agreed to reimburse the Acquired Fund for the expenses listed in items (i) and (ii) above. The expenses payable by the Acquiring Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Applicable Valuation Date. HCM has agreed to reimburse the Acquiring Fund for the expenses listed in items (i) and (ii).

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11.  TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Acquiring Fund and the Acquired Fund.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PMP, acting on behalf of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For PMP, on behalf of itself and the Acquiring Fund and/or Acquired Fund:

     Professionally Managed Portfolios
     915 Broadway, Suite 1605
     New York, NY 10010
     Attention: Steven J. Paggioli
     President & Trustee

     With a copy to:

     Julie Allecta, Esq.
     Paul, Hastings, Janofsky & Walker LLP
     345 California St., 29th Floor
     San Francisco, California 94104

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Professionally Managed Portfolios,
for itself and on behalf of the Hodges Fund


By: /s/ Steven J. Paggioli
    ----------------------------------
    Steven J. Paggioli
    President and Trustee of
    Professionally Managed Portfolios


Professionally Managed Portfolios,
for itself and on behalf of the Trent Equity Fund


By: /s/ Steven J. Paggioli
    ----------------------------------
    Steven J. Paggioli
    President and Trustee of
    Professionally Managed Portfolios

With respect to the obligations of Hodges Capital Management, Inc.


By: /s/ Donald W. Hodges
    ----------------------------------
    Donald W. Hodges

                    -----------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                            FOR THE REORGANIZATION OF

                                TRENT EQUITY FUND

                                      INTO

                                   HODGES FUND

                    -----------------------------------------

                        PROFESSIONALLY MANAGED PORTFOLIOS
                                   HODGES FUND

                                2905 Maple Avenue
                               Dallas, Texas 75201
                                 (800) 576-8229


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED ___________, 2001
                     FOR REGISTRATION STATEMENT ON FORM N-14

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated __________, 2001, which has been filed by Professionally Managed Portfolios ("PMP") in connection with a Special Meeting of Shareholders of the Trent Equity Fund (the "Trent Fund"), a series of PMP, that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to the Funds' Administrator at 2020 East Financial Way, Suite 100, Glendora, CA 91741 or by calling (800) 576-8229.


     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

     Further information about PMP, the Trent Fund, and the Hodges Fund (the "Hodges Fund"), a series of PMP, is contained in the Trent Fund's Prospectus dated December 29, 2000, the Hodges Fund's Prospectus dated July 30, 2001, the Annual Report for the Trent Fund for the fiscal year ended August 31, 2000, the Semi-annual Report for the Trent Fund for the six-month period ended February 28, 2001 and the Annual Report for the Hodges Fund for the fiscal year ended March 31, 2001. The Trent Fund's Statement of Additional Information, dated December 29, 2000, and the Hodges Fund's Statement of Additional Information, dated July 30, 2001 are incorporated by reference in this Statement of Additional Information and are available without charge by calling PMP at (800) 576-8229.

     Unaudited pro-forma financial statements of the Hodges Fund are attached hereto as Exhibit A.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General Information                                                          B-3
Exhibit A                                                                    B-4

                               GENERAL INFORMATION

     The shareholders of the Trent Equity Fund (the "Trent Fund"), a series of Professionally Managed Portfolios ("PMP"), are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") regarding the reorganization of the Trent Fund into the Hodges Fund (the "Hodges Fund"), also a series of PMP (that transaction is referred to as the "Reorganization"), and the transactions contemplated thereby. The Plan contemplates the transfer of all of the assets and liabilities of the Trent Fund as of the effective date of the Reorganization to the Hodges Fund (the "Effective Date"), and the assumption by the Hodges Fund of the stated liabilities of the Trent Fund, in exchange for shares of the Hodges Fund. Promptly after the Effective Date, the Trent Fund will distribute to its shareholders of record as of the close of business on the Effective Date the shares of the Hodges Fund received. The shares of the Hodges Fund that will be issued for distribution to the Trent Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Trent Fund held as of the closing of the reorganization (the "Closing Date"). PMP will then take all necessary steps to terminate the qualification, registration and classification of the Trent Fund. All issued and outstanding shares of the Trent Fund will be canceled on the Trent Fund's books. Shares of the Hodges Fund will be represented only by book entries; no share certificates will be issued.

     A Special Meeting of the Trent Fund's shareholders to consider the Reorganization will be held at the offices of the Trent Fund, 3150 North Elm St., Suite 204, Greensboro, NC 27408 on December 5, 2001 at 4:00 p.m., local time.

     For further information about the transaction, see the Combined Proxy Statement and Prospectus. For further information about PMP, the Trent Fund and the Hodges Fund, see the Trent Fund's Statement of Additional Information, dated December 29, 2000, and the Hodges Fund's Statement of Additional Information, dated July 30. 2001, both of which are available without charge by calling (800) 576-8229.

                      TRENT EQUITY FUND AND THE HODGES FUND
                  Pro Forma Combining Portfolio of Investments
                                    31-Aug-01
                                   (Unaudited)


            SHARES                                                                                     VALUE
------------------------------                                                   ----------------------------------------------
 TRENT       THE                                                                  TRENT        THE
EQUITY      HODGES   PRO FORMA                                                   EQUITY       HODGES     PRO FORMA    PRO FORMA
 FUND        FUND     COMBINED                                                    FUND         FUND     ADJUSTMENTS    COMBINED
 ----        ----     --------                                                    ----         ----     -----------    --------
                                  AIRLINES
    --      25,000      25,000     Southwest Airlines                          $       --  $   447,250    $    --   $   447,250
                                                                                                                    -----------
                                  AUTO MANUFACTURERS
    --      15,000      15,000     General Motors Corp                                 --      821,250         --       821,250
                                                                                                                    -----------
                                  AUTO/TRUCK PARTS & EQUIPMENT
 2,400          --       2,400     Dana Corp.                                      47,040           --         --        47,040
                                                                                                                    -----------
                                  BANKS
 1,200          --       1,200     Union Planters Corp.                            53,400           --         --        53,400
                                                                                                                    -----------
                                  CHEMICALS
 2,900          --       2,900     Sherwin--Williams Co.                           65,685           --         --        65,685
                                                                                                                    -----------
                                  COMMERCIAL SERVICES
 4,700          --       4,700     Central Parking Corp.                           97,308           --         --        97,308
 1,055          --       1,055     Certegy, Inc.                                   36,250           --         --        36,250
 2,120          --       2,120     Equifax, Inc.                                   55,184           --         --        55,184
 2,900          --       2,900     Korn/Ferry International                        37,787           --         --        37,787
 8,295          --       8,295     ServiceMaster Co.                               97,051           --         --        97,051
                                                                                                                    -----------
                                                                                                                        323,580
                                                                                                                    -----------
                                  COMPUTERS
    --      50,000      50,000     Sun Microsystems, Inc.*                             --      572,500         --       572,500
 1,600          --       1,600     Hewlitt--Packard Co.                            37,136           --         --        37,136
                                                                                                                    -----------
                                                                                                                        609,636
                                                                                                                    -----------
                                  COMPUTERS -- INTEGRATED SYSTEMS
    --      30,000      30,000     Digital River, Inc.                                 --      141,000         --       141,000
                                                                                                                    -----------
                                  COMPUTERS -- NETWORKING PRODUCTS
    --     100,000     100,000     Intrusion.Com Inc.*                                 --      250,000         --       250,000
                                                                                                                    -----------
                                  COSMETICS
 3,610          --       3,610     Gillette Company, The                               --      110,646         --       110,646
                                                                                                                    -----------
                                  DIAGNOSTIC EQUIPMENT
 6,400          --       6,400     PharmaNetics, Inc.*                             51,200           --         --        51,200
                                                                                                                    -----------
                                  DIVERSIFIED FINANCIAL SERVICES
 3,030          --       3,030     American Express Co.                           110,353           --         --       110,353
 2,380          --       2,380     Citigroup, Inc.                                108,885           --         --       108,885
                                                                                                                    -----------
                                                                                                                        219,238
                                                                                                                    -----------
                                  DIVERSIFIED OPERATIONS
    --     301,000     301,000     Dwyer Group, Inc.*                                  --      975,240         --       975,240
    --     358,000     358,000     Tyler Technologies*                                 --    1,306,700         --     1,306,700
                                                                                                                    -----------
                                                                                                                      2,281,940
                                                                                                                    -----------

            SHARES                                                                                     VALUE
------------------------------                                                   ----------------------------------------------
 TRENT       THE                                                                  TRENT        THE
EQUITY      HODGES   PRO FORMA                                                   EQUITY       HODGES     PRO FORMA    PRO FORMA
 FUND        FUND     COMBINED                                                    FUND         FUND     ADJUSTMENTS    COMBINED
 ----        ----     --------                                                    ----         ----     -----------    --------
                                  EDUCATIONAL SERVICES
    --     110,000     110,000     Children's Comprehensive Srvs., Inc.*               --      558,800         --       558,800
                                                                                                                    -----------
                                  ELECTRONIC INSTRUMENTS
    --      24,741      24,741     DocuCorp International, Inc.                        --       86,841         --        86,841
                                                                                                                    -----------
                                  FHLMC COLLATERAL
 1,420          --       1,420     FHLMC                                           89,290           --         --        89,290
                                                                                                                    -----------
                                  FOOD -- DIVERSIFIED
    --       3,500       3,500     Kraft Foods, Inc.                                   --      112,875         --       112,875
 1,240          --       1,240     Heinz (H.J.) & Co.                              56,023           --         --        56,023
                                                                                                                    -----------
                                                                                                                        168,898
                                                                                                                    -----------
                                  FOOD PROCESSING
    --      15,000      15,000     Tootsie Roll Industries, Inc.                       --      593,100         --       593,100
                                                                                                                    -----------
                                  HEALTH PRODUCTS
 1,400          --       1,400     Johnson & Johnson                               73,794           --         --        73,794
                                                                                                                    -----------
                                  HOME FURNISHINGS
 4,640          --       4,640     Leggett & Platt, Inc.                          109,133           --         --       109,133
 4,420          --       4,420     Newell Rubbermaid, Inc.                        101,218           --         --       101,218
                                                                                                                    -----------
                                                                                                                        210,351
                                                                                                                    -----------
                                  INTERNET
    --     100,000     100,000     E*trade Group, Inc.*                                --      640,000         --       640,000
    --      30,000      30,000     i2 Technologies, Inc.*                              --      199,800         --       199,800
    --      50,000      50,000     Schwab (Charles) Corp.                              --      623,000         --       623,000
                                                                                                                    -----------
                                                                                                                      1,462,800
                                                                                                                    -----------
                                  INTERNET SOFTWARE
    --      10,000      10,000     Travelocity.com                                     --      239,200         --       239,200
                                                                                                                    -----------
                                  JEWELRY, WATCHES & GEMSTONES
 6,080          --       6,080     Claire's Stones, Inc.                          105,610           --         --       105,610
                                                                                                                    -----------
                                  LEISURE TIME
    --      35,000      35,000     Speedway Motorsports, Inc.*                         --      910,000         --       910,000
                                                                                                                    -----------
                                  MACHINERY -- CONSTRUCTION & MINING
 1,300          --       1,300     Caterpillar, Inc.                               65,000           --         --        65,000
                                                                                                                    -----------
                                  MANUFACTURING
  940           --         940     Honeywell International, Inc.                   32,024           --         --        32,024
                                                                                                                    -----------
                                  MEDIA
    --      25,000      25,000     AOL Time Warner, Inc.*                              --      933,750         --       933,750
 2,090          --       2,909     Clear Channel Communications, Inc.*            105,064           --         --       105,064
                                                                                                                    -----------
                                                                                                                      1,038,814
                                                                                                                    -----------
                                  OIL & GAS PRODUCERS
    --      10,000      10,000     Exxon Mobil Corp                                    --      401,500         --       401,500
                                                                                                                    -----------
                                  OIL SERVICES
    --      25,000      25,000     Texas Pacific Land Trust                            --      947,500         --       947,500
                                                                                                                    -----------

            SHARES                                                                                     VALUE
------------------------------                                                   ----------------------------------------------
 TRENT       THE                                                                  TRENT        THE
EQUITY      HODGES   PRO FORMA                                                   EQUITY       HODGES     PRO FORMA    PRO FORMA
 FUND        FUND     COMBINED                                                    FUND         FUND     ADJUSTMENTS    COMBINED
 ----        ----     --------                                                    ----         ----     -----------    --------
                                  REAL ESTATE
    --     100,000     100,000     Massey Burch Venture Fund I*                        --       27,769         --        27,769
                                                                                                                    -----------
                                  REAL ESTATE INVESTMENT
                                  TRUSTS -- DIVERSIFIED
    --      60,000      60,000     Corrections Corporation of America                  --      873,000         --       873,000
                                                                                                                    -----------
                                  RETAIL
    --     180,250     180,250     Calloway's Nursery, Inc.*                           --      192,867         --       192,867
    --      20,000      20,000     Costco Wholesale Corp.*                             --      748,200         --       748,200
    --      19,800      19,800     Cutter & Buck, Inc.*                                --      101,772         --       101,772
    --      20,000      20,000     Home Depot, Inc.                                    --      919,000         --       919,000
    --      95,000      95,000     Luby's Inc.                                         --      834,300         --       834,300
    --      37,000      37,000     Tractor Supply Co.*                                 --      884,300         --       884,300
    --      15,000      15,000     Wal--Mart Stores, Inc.                              --      720,750         --       720,750
 1,840          --       1,840     McDonald's Corp.                                55,255           --         --        55,255
                                                                                                                    -----------
                                                                                                                      4,456,444
                                                                                                                    -----------
                                  RETAIL AND CATALOG
 5,440          --       5,440     Dollar General Corp.                            93,840           --         --        93,840
                                                                                                                    -----------
                                  RETAIL -- RESTAURANTS
    --      50,000      50,000     CBRL Group, Inc.                                    --    1,053,000         --     1,053,000
    --      11,000      11,000     Krispy Kreme Doughnuts, Inc.                        --      339,350         --       339,350
                                                                                                                    -----------
                                                                                                                      1,392,350
                                                                                                                    -----------
                                  RETAIL -- SPECIALTY
    --      28,500      28,500     GuitarCenter, Inc.*                                 --      397,575         --       397,575
                                                                                                                    -----------
                                  SEMICONDUCTORS
    --      25,000      25,000     Texas Instruments, Inc.                             --      827,500         --       827,500
 2,000          --       2,000     Intel Corp.                                     55,920           --         --        55,920
                                                                                                                    -----------
                                                                                                                        883,420
                                                                                                                    -----------
                                  SOFTWARE
    --      20,000      20,000     Microsoft Corp.*                                    --    1,141,000         --     1,141,000
    --      45,000      45,000     Oracle Corp.*                                       --      549,450         --       549,450
                                                                                                                    -----------
                                                                                                                      1,690,450
                                                                                                                    -----------
                                  TELECOMMUNICATIONS
    --      20,000      20,000     Echostar Com Corp (Class A)*                        --      563,200         --       563,200
    --      10,000      10,000     Inet Technologies, Inc.*                            --       57,000         --        57,000
 3,040          --       3,040     Cisco Systems, Inc.*                            49,643           --         --        49,643
 1,920          --       1,920     Global Crossing Ltd.*                            8,122           --         --         8,122
 4,180          --       4,180     Nokia OYJ                                       65,793           --         --        65,793
                                                                                                                    -----------
                                                                                                                        743,758
                                                                                                                    -----------
                                  TELEPHONE
 2,240          --       2,240     CenturyTel, Inc.                                78,512           --         --        78,512
                                                                                                                    -----------
                                  TOYS
 5,780          --       5,780     Hasbro, Inc.                                   100,225           --         --       100,225
                                                                                                                    -----------
                                  WIRE & CABLE PRODUCTS
    --      25,100      25,100     Encore Wire Corp.*                                  --      346,882         --       346,882
                                                                                                                    -----------

            SHARES                                                                                     VALUE
------------------------------                                                   ----------------------------------------------
 TRENT       THE                                                                  TRENT        THE
EQUITY      HODGES   PRO FORMA                                                   EQUITY       HODGES     PRO FORMA    PRO FORMA
 FUND        FUND     COMBINED                                                    FUND         FUND     ADJUSTMENTS    COMBINED
 ----        ----     --------                                                    ----         ----     -----------    --------
                                  TOTAL COMMON STOCKS
                                   (cost $1,961,368 and $21,927,468
                                    respectively)                               2,215,283   21,604,541         --    23,819,824
CONTRACTS                         EQUITY OPTIONS
---------
    --         200         200     Exxon Mobil Corp Call Oct/37.50                     --       72,000         --        72,000
    --         (60)        (60)    Krispy Kreme Doughnuts, Inc. Call S                 --       (3,000)        --        (3,000)
    --         (38)        (38)    Krispy Kreme Doughnuts, Inc. Call S                 --         (190)        --          (190)
    --          32          32     Nasdaq 100 Index CallSep/1500.00                    --      167,200         --       167,200
    --         (50)        (50)    Travelocity.com Inc Call Sep/25.00                  --      (10,125)        --       (10,125)
    --         (50)        (50)    Travelocity.com Inc Call Sep/30.00                  --       (2,375)        --        (2,375)
    --         100         100     Allstate Corp Call/Jan/25.00                        --       95,500         --        95,500

                                  TOTAL EQUITY OPTIONS
                                   (Cost $0 and $556,780 respectively)                 --      319,010         --       319,010
         PRINCIPAL
           AMOUNT                 SHORT--TERM INVESTMENTS
           ------
    --  $1,030,557  $1,030,557    Firstar Stellar Treasury Fund                        --    1,030,557         --     1,030,557
                                   (Cost $0 and $1,030,557 respectively)

                                  TOTAL INVESTMENTS IN SECURITIES
                                   (cost $1,961,368 and $23,514,805
                                    respectively+)                              2,215,283   22,954,108         --    25,169,391

                                  Other Assets less Liabilities                    41,747     (503,584)   (33,759)     (495,596)
                                                                               ----------  -----------   --------   -----------
                                  NET ASSETS                                   $2,257,030  $22,450,524   $(33,759)  $24,673,795
                                                                               ==========  ===========   ========   ===========

----------
+    Cost  for  Federal   income  tax  purposes  is  the  same.  Net  unrealized
     appreciation (depreciation) consists of:

                                  Gross unrealized appreciation                $  768,210  $   888,435   $     --   $ 1,656,645
                                  Gross unrealized depreciation                  (514,295)  (1,449,132)        --    (1,963,427)
                                                                               ----------  -----------   --------   -----------
                                   Net unrealized appreciation(depreciation)   $  253,915  $  (560,697)  $     --   $  (306,782)
                                                                               ==========  ===========   ========   ===========

*    Non-income producing security

See Accompanying Notes to Pro Forma Combining Financial Statements

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001 (UNAUDITED)


                                                                                                          Hodges Fund
                                                             Trent            The          Pro Forma       Pro Forma
                                                          Equity Fund     Hodges Fund     Adjustments      Combined
                                                          ------------    ------------    ------------    ------------
ASSETS:

Investment securities, at cost                            $  1,961,368    $ 23,514,805    $          0    $ 25,476,173
                                                          ============    ============    ============    ============
Investment securities, at value                              2,215,283      22,954,108               0      25,169,391
Cash                                                            46,439               0               0          46,439
Receivables:
  Securities sold                                                    0         242,419               0         242,419
  Prepaid items                                                  2,122           2,339               0           4,461
  Interest and Dividends                                         4,827          12,256               0          17,083
  Capital Stock                                                 (8,029)         99,637               0          91,608
Unamortized Organization Expenses                                    0               0               0               0
Other assets                                                    26,643           9,153         (36,760)           (964)
                                                          ------------    ------------    ------------    ------------
Total assets                                                 2,287,286      23,319,912         (36,760)     25,570,437
                                                          ------------    ------------    ------------    ------------


LIABILITIES:
Accrued liabilities:
  Administration fees                                            2,950           4,538               0           7,488
  Distribution fees                                                  0          14,538           1,586          16,124
  Investment advisory fees                                      16,146          19,287          (4,587)         30,846
  Other accrued expenses                                        19,389          20,415               0          39,804
Other payables                                                       0               0               0               0
Payable for securities purchased                                     0         713,840               0         713,840
Redemptions payable                                             (8,229)         96,770               0          88,541
                                                          ------------    ------------    ------------    ------------
Total Liabilities                                               30,255         869,388          (3,001)        896,642
                                                          ------------    ------------    ------------    ------------

Net Assets                                                   2,257,030      22,450,524         (33,759)     24,673,795

COMPONENTS OF NET ASSETS:
Paid-In Capital                                              2,455,131      24,494,649               0      26,949,780
Accumulated undistributed net
  investment income                                           (282,635)       (832,312)        (33,759)     (1,148,706)
Accumulated undistributed net
  realized gain (loss) on investment
  transactions                                                (169,381)       (651,116)              0        (820,497)
Net unrealized appreciation/depreciation
  of investment                                                253,915        (560,697)              0        (306,782)
                                                          ------------    ------------    ------------    ------------
Net Assets                                                $  2,257,030    $ 22,450,524    $    (33,759)   $ 24,673,795
                                                          ------------    ------------    ------------    ------------

Shares of capital stock outstanding
($.01 par value; unlimited number
of shares authorized):                                         219,149       2,048,852         (16,296)      2,251,706
                                                          ------------    ------------    ------------    ------------

  Net asset value, redemption price and
  maximum offering price per share:                       $      10.30    $      10.96                    $      10.96
                                                          ============    ============    ============    ============


See "Notes to Pro Forma Combining Financial Satements".

Pro Forma Statement of Operations (Unaudited)
For the five months ending August 31, 2001


                                                                                                Hodges Fund
                                                      Trent           The         Pro Forma      Pro Forma
                                                   Equity Fund    Hodges Fund    Adjustments     Combined
                                                   -----------    -----------    -----------    -----------
INVESTMENT INCOME:

Dividend                                           $    23,108    $    35,127    $         0    $    58,235
Interest                                                   420          8,400              0          8,820
Other                                                        0              0              0              0
                                                   -----------    -----------    -----------    -----------
Total Investment Income                                 23,528         43,527              0         67,055
                                                   -----------    -----------    -----------    -----------

EXPENSES:  (Note 2)
Administrative fees                                     12,786         19,871              0         32,657
Distribution fees                                        1,869         24,839          1,586         28,294
Investment advisory fees                                16,333         84,453         (4,587)        96,199
Custodian fees                                           2,039         11,655              0         13,694
Printing and Postage                                     2,786          7,239              0         10,025
Professional fees                                            0          1,546              0          1,546
Registration fees                                        2,490          5,782              0          8,272
Transfer agent fees                                      6,442          9,349              0         15,791
Trustees fees and expenses                               2,381          2,754              0          5,135
Amortization of deferred org. expenses                       0              0              0              0
Fund accounting expense                                  7,720         10,299              0         18,019
Other                                                      638          1,482              0          2,120

                                                   -----------    -----------    -----------    -----------
Total Expenses                                          55,484        179,269         (3,001)       231,752


Less amounts waived                                    (36,760)             0         36,760              0
                                                   -----------    -----------    -----------    -----------
Net Expenses                                            18,724        179,269         33,759        231,752

Net investment income                                   42,251        222,796        (33,759)       231,288
                                                   -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments                      (158,628)      (370,195)             0       (528,823)
Change in net unrealized appreciation
on investments                                          37,069      2,381,806              0      2,418,875
                                                   -----------    -----------    -----------    -----------

Net realized and unrealized gain (loss)
on investments                                        (121,559)     2,011,611              0      1,890,052

Net increase (decrease) in net assets from
operations                                             (79,308)     2,234,407        (33,759)     2,121,340
                                                   ===========    ===========    ===========    ===========


See "Notes to Pro Forma Combining Financial Statements".

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENT

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma combining financial statements and the accompanying pro forma schedules of investments give effect to the proposed Agreements and Plan of Reorganization pursuant to which the Trent Equity Fund will transfer all of its assets and liabilities to the Hodges Fund in exchange for shares of the Hodges Fund. The Hodges Fund will be the legal and accounting survivor of the reorganizations. The pro forma statements should be read in conjunction with the historical financial statements of the Trent Equity Fund included in the Statement of Additional Information.

It is contemplated that the reorganizations will be accounted for as a tax-free reorganization of investment companies.

NOTE 2 - PRO FORMA ADJUSTMENTS

Pro forma adjustments have been made to give effect to the following as if the reorganizations had occurred as of the beginning of the period presented:

     A - Adjust investment advisory fees to conform with the contractual rates of the Hodges Fund

     B -  Adjust Distribution Fees to conform with the Hodges Fund.

     C - Adjust expense waiver/reimbursements to conform with the Hodges Fund's contractual arrangements

NOTE 3 -  INVESTMENTS IN SECURITIES

Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

                    -----------------------------------------

                                     PART C

                        PROFESSIONALLY MANAGED PORTFOLIOS

                                OTHER INFORMATION

                    -----------------------------------------

                        PROFESSIONALLY MANAGED PORTFOLIOS

                                    FORM N-14

                                     PART C

ITEM 15. INDEMNIFICATION

     The information on insurance and indemnification is incorporated by reference to Pre-Effective Amendment No.1 and Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A (File No. 33-12213).

     In addition, insurance coverage for the officers and trustees of the Registrant also is provided under a Directors and Officers/Errors and Omissions Liability insurance policy issued by ICI Mutual Insurance Company with a $1,000,000 limit of liability.

     Pursuant to Rule 484 under the Securities Act of 1933, the Registrant further furnished the following undertaking:

     "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 16. EXHIBITS

     (1)  Agreement and Declaration of Trust. (A)
     (2)  By-Laws. (A)
     (3)  Voting Trust Agreement B Not applicable.
     (4)  Form of Agreement and Plan of Reorganization is included in Part A.
     (5)  Instruments Defining Rights of Security Holder - Not applicable.
     (6)  Form of Investment Management Agreement. (B)
     (7)  Form of Distribution Agreement. (B)
     (8)  Bonus of Profit Sharing Contracts - Not applicable.
     (9)  Form of Custody Agreement with Firstar Bank. (D)
     (10) Form of Shareholder Services Agreement. (D)
     (11) Consent  and  Opinion  of  Counsel  as to  legality  of  shares
          - Not applicable.
     (12) Consent and Opinion of Counsel as to Reorganization  Tax Matters
          - Not applicable.
     (13) Other Material Contracts
          (a) Form of Administrative Services Agreement with Investment Company Administration, LLC. (C)
          (b)  Form of Transfer Agent Agreement with American Data Services.(D)
     (14) Other Opinions - Independent Auditors' Consent
     (15) All  financial  statements  omitted  pursuant  to Item  14(a)(1)
          - Not applicable.
     (16) Power of Attorney - Not applicable
     (17) Additional Exhibits - Not applicable.

----------
(A) Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995.
(B) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 24 (File No. 33-12213) on January 16, 1996.
(C) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 35 (File No. 33-12213) on April 24, 1997.
(D) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 48 (File No. 33-12213) on June 15, 1998.

ITEM 17. UNDERTAKINGS

     (1) Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) Registrant  agrees that every  prospectus that is filed under paragraph
(1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of New York in the State of New York on the 30th day of October, 2001.

                                  PROFESSIONALLY MANAGED PORTFOLIOS

                                  /s/ Steven J. Paggioli
                                  ----------------------------------
                                  Steven J. Paggioli
                                  President, Chief Executive Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                         DATE
---------                               -----                         ----


/s/ Steven J. Paggioli                  Trustee                 October 30, 2001
-----------------------------
Steven J. Paggioli


/s/ Robert M. Slotky                    Principal Financial     October 30, 2001
-----------------------------           Officer
Robert M. Slotky


/s/ Dorothy A. Berry                    Trustee                 October 30, 2001
-----------------------------
Dorothy A. Berry


/s/ Wallace L. Cook                     Trustee                 October 30, 2001
-----------------------------
Wallace L. Cook


/s/ Carl A. Froebel                     Trustee                 October 30, 2001
-----------------------------
Carl A. Froebel


/s/ Rowley W. P. Redington              Trustee                 October 30, 2001
-----------------------------
Rowley W. P. Redington

                                                           SEC File No. 33-12213

                        PROFESSIONALLY MANAGED PORTFOLIOS

                                    FORM N-14

                                  EXHIBIT INDEX

NUMBER                     EXHIBIT
------                     -------
14                         Independent Auditors' Consent

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


                                      PROXY
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                                TRENT EQUITY FUND
                               ON DECEMBER 5, 2001

     The undersigned hereby appoints Robert V. May and Robert M. Slotky and each of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Trent Equity Fund (the "Trent Fund") a series of Professionally Managed Portfolios (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on December 5, 2001 and at any adjournment thereof.


     * Proposal to approve or disapprove a Reorganization of the Trent Fund providing for (i) the transfer of substantially all of the assets and liabilities of the Trent Fund to the Hodges Fund, a separate series of the Trust, in exchange for shares of the Hodges Fund (the "Hodges Fund Shares") of equivalent value, (ii) the pro rata distribution of those Hodges Fund Shares to the shareholders of the Trent Fund in full redemption of those shareholders' shares in the Trent Fund, and (iii) the immediate liquidation and termination of the Trent Fund, all as described in the accompanying Combined Proxy Statement and Prospectus.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

And, in their discretion, to transact any other business that may lawfully come before the meeting or any adjournment(s) thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS YOU DIRECT ON THIS FORM. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


                                                Dated: ___________________, 2001


                                                ________________________________
                                                        Signature of Shareholder

                                                ________________________________
                                                        Signature of Shareholder

When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. Please sign, date and return promptly in the enclosed envelope.